SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A-1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 26, 2002

               BASIC TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Colorado	0-27635	84-1446622
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(IRS Employer Identification No.)

7318 Point of Rocks Road, Sarasota, Florida 34242
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (941) 928-5110

1026 West Main Street, Suite 104, Lewisville, Texas 75067
(Former name or former address, if changed since last report)

ITEM 7:       EXHIBITS
(c)	Exhibit
Item	Title
18.0

Pursuant to Item 304(a)(3) of Regulation S-B, Section 228.304(a)(3) of the Regulations under the Securities Exchange Act of 1934, as amended, the Registrant herewith files the letter of David S. Hall, P.C., former accountants to the Company.

 SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
BASIC TECHNOLOGIES, INC.
Date: December 5, 2002	By: /s/ Gary L. Brown Gary L. Brown, President